Exhibit 99.1

NEWS RELEASE	JANUARY 28, 2013
OTC: QB WSHE	For Immediate Release

E-DEBIT GLOBAL CORPORATION ANNOUNCES THE APPOINTMENT OF
GROUP-LINK INC. CHIEF DEVELOPMENT OFFICER

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”) announces the appointment of Timothy D. Frantz as Chief Development Officer of majority owned subsidiary Group Link Inc. (“Group-Link”)

Announcement:

“We are more than pleased to announce that Timothy Frantz has agreed to commence duties as the Chief Development Officer of majority owned Group-Link Inc.”, advised Douglas Mac Donald, E-Debit’s President and CEO.

“We will benefit greatly with Tim’s IT experience with EFG Solutions Inc. and Data Control and Management Solutions Ltd. as we roll out the GROUP-LINK e-commerce and business social network and payment gateway.

“Timothy has spent the last 23 years managing, developing and teaching software development, network infrastructure, computer hardware and software integration as well as Internet marketing.  He is a master systems analyst and designer. He knows data management, Website programming and development, Web marketing, and, most importantly, how to make them all work together to achieve maximum effectiveness and benefit.  Much more than an IT Consultant; Timothy is a Business Systems and Communications Expert. Tim’s participation with Group-Link will allow us to move our implementation time lines for roll-out to a projected date of February 1, 2013.”

“We are continuing to add to our team and Tim’s participation is a significant step forward”, added Mr. Mac Donald.

Group-Link Inc. Overview
Group-Link Inc. is not a service, it is a member driven business linking its membership looking for business opportunities with members offering business opportunities.  Group-Link is creating a very expansive marketing channel to its membership group which will not only be flexible and diversified but stable and economical to its membership with financial benefits offered by an “Industry Best Pricing” model formula.

About E-Debit Global Corporation
E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

•	CAPITALIZATION: 10,,000,000,000 COMMON SHARES WITH NO PAR VALUE
•	SHARES ISSUED: Common – 320,046,834
•	: Voting Preferred – 81,518,410
•	For further details, please refer to WSHE website
•	WSHE Symbol OTCBB
•	Transfer Agent: Holladay Stock Transfer Inc.
•	2939 North 67th Place
•	Scottsdale, Arizona 85251

DISCLAIMER
Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation
E-Debit website: edebitglobal.com